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                                 EXHIBIT (h)(3)

  Form of Schedule A to the Sub-Accounting Agreement between BB&T Funds and the
    Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation.
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                                                                  Exhibit (h)(3)


                               FORM OF SCHEDULE A
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FUND NAME                          SHARE CLASS                          CUSIP
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